Financial risk management	12 Months Ended
Jun. 30, 2018
Financial Risk Management
Financial risk management
5. Financial risk management

Risk management principles and procedures

The risk management function within the Group is carried out in respect of financial risks. Financial risks are risks arising from financial instruments to which the Group is exposed during or at the end of the reporting period. Financial risk comprises market risk (including foreign currency risk, interest rate risk and other price risk), credit risk, liquidity risk and capital risk.

The Group’s diverse activities are exposed to a variety of financial risks in the normal course of business. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize the Group’s capital costs by using suitable means of financing and to manage and control the Group’s financial risks effectively. The Group uses financial instruments to hedge certain risk exposures when deemed appropriate based on its internal management risk policies.

The Group’s principal financial instruments comprise cash and cash equivalents, receivables, payables, interest bearing assets and liabilities, other financial liabilities, other investments and derivative financial instruments. The Group manages its exposure to key financial risks in accordance with the Group’s risk management policies.

The Group’s risk management policies are implemented at all its subsidiaries companies in order to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group’s management framework includes policies, procedures, limits and allowed types of derivative financial instruments.

The Group has established a Risk Committee, comprising Senior Management and a member of the Audit Committee of Cresud (IRSA’s parent company), which reviews and oversees management’s compliance with these policies, procedures and limits and has overall accountability for the identification and management of risk across the Group.

This section provides a description of the principal risks and uncertainties that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. The principal risks and uncertainties facing the businesses, set out below, do not appear in any particular order of potential materiality or probability of occurrence.

(a)	Market risk management

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The Group’s market risks arise from open positions in foreign currencies, interest-bearing assets and liabilities, and risk of market price of equity securities, to the extent that these are exposed to general and specific market movements. The Group sets limits on the exposure to these risks that may be accepted, which are monitored on a regular basis.

The examples of sensitivities to market risks included below are based on a change in one factor while holding all other factors constant. In practice this is unlikely to occur, and changes in some of the factors may be correlated – for example, changes in interest rate and changes in foreign currency rates.

Foreign exchange risk and associated derivative financial instruments

The Group publishes its consolidated Financial Statements in Argentine Pesos but conducts business in many foreign currencies. As a result, the Group is subject to foreign currency exchange risk due to exchange rate movements, which affect the Group’s transaction costs. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency, that is, Argentine Pesos.

The real estate activities of the Group’s subsidiaries are primarily located in Argentina where the Argentine Peso is the functional currency. A significant majority of the Group’s business activities is conducted in the respective functional currencies of the subsidiaries (the Argentine Peso), thus not exposing the Group to foreign exchange risk. However, in the ordinary course of business, the Group transacts in currencies other than the respective functional currencies of the subsidiaries. These transactions are primarily denominated in US dollars. The Group’s net financial position exposure to the US dollar is managed on a case-by-case basis, by entering into different derivative instruments and/or by borrowing in foreign currencies. Exposure to other foreign currencies has not been significant to date.

Financial instruments are only considered sensitive to foreign exchange rates where they are not in the functional currency of the entity that holds them. The following table shows the US dollar-denominated net amounts of the financial instruments for the years ended June 30, 2018 and 2017. All amounts are presented in Argentine Pesos, the presentation currency of the Group:

	Net monetary position liability
	06.30.18	06.30.17
Borrowing position with third parties	(9,697,165)	(5,267,218)
Lending position with related parties	360,966	315,194
Net monetary position	(9,336,199)	(4,952,024)

The Group estimates that, other factors being constant, a 10% oscillation of the US dollar against the Argentine Peso at year-end would impact in the profit before income tax in an amount of Ps. 933,620 and Ps. 495,202 for the years ended June 30, 2018 and 2017, respectively.

This sensitivity analysis provides only a limited, point-in-time view of the sensitivity of the foreign exchange risk associated with Group’s financial instruments. The actual impact of the foreign exchange rate changes on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

Furthermore, the Group also uses derivative instruments, such as foreign currency forward contracts, to manage exposure to foreign exchange risk. As of June 30, 2018 and 2017 there were foreign-currency forward contracts in the amount of Ps. 47,360 (assets) and Ps. 4,950 (liabilities), respectively.

Interest rate risk

The Group is exposed to interest rate risk on its investments in debt instruments, short-term and long-term borrowings and derivative financial instruments.

The primary objective of the Group’s investment activities is to preserve principal while at the same time maximizing yields without significantly increasing risk. To achieve this objective, the Group diversifies its portfolio in accordance with the limits set by the Group. The Group maintains a portfolio of cash equivalents and short-term investments in a variety of securities, including both government and corporate obligations and money market funds and ETF funds.

As the Group’s investments in this type of financial instrument subject to this risk are not significant, changes in market interest rates do not have any significant direct effect on the Group’s income.

The Group’s interest rate risk principally arises from long-term borrowings (Note 18). Borrowings issued at floating rates expose the Group to the risk that the actual cash flows differ from those expected. Borrowings issued at fixed rates expose the Group to the risk that the fair values of these differ from those expected. The Group manages this risk by maintaining an appropriate mix between fixed and floating rate interest bearing liabilities. These activities are evaluated regularly to determine that the Group is not exposed to interest rate movements that could adversely impact its ability to meet its financial obligations and to comply with its borrowing covenants.

The Group’s interest rate risk policy is approved by its management. The Group analyzes its interest rate exposure on a dynamic basis. Various scenarios are simulated, taking into consideration refinancing, renewal of existing positions and alternative financing sources. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate shift. The scenarios are run only for liabilities that represent the major interest-bearing positions. Trade payables are normally interest-free and have settlement dates within one year. The simulation is done on a regular basis to verify that the maximum potential loss is within the limits set by Management.

See in Note 18 the breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination (excluding finance leases) for the years ended June 30, 2018 and 2017:

The Group estimates that, other factors being constant, a 1% oscillation in floating rates at year-end would impact the profit before income tax for the year ended June 30, 2018 and 2017 by Ps. 10.89 million and Ps. 0.96 million, respectively. Additionally, the variation of 1% in the swap rate would impact in the statement of comprehensive income before taxes in Ps. (16) million.

Other price risk

The Group is exposed to price risk inherent in equity investments, which are classified on the consolidated statement of financial position at fair value through profit or loss. The Group regularly reviews the prices evolution of these equity securities in order to identify significant movements. (Note 13)

As of June 30, 2018 and 2017, the total value of the investment in equity securities issued by other companies equals to Ps. 201.7 million and Ps. 157.7 million, respectively.

The Group estimates that, other factors being constant, a 10% oscillation in equity indexes at fiscal year-end would decrease profit before income tax for the years ended June 30, 2018 and 2017 by Ps. 20.2 million and Ps. 15.8, million respectively.

(b)	Credit risk management

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in a financial loss to the Group. Credit limits have been established to ensure that the Group deals only with approved counterparties and that counterparty concentration risk is addressed and the risk of loss is mitigated. Counterparty exposure is measured as the aggregate of all obligations of any single legal entity or economic entity to the Group.

The Group is subject to credit risk arising from deposits with banks and financial institutions, investments of surplus cash balances, the use of derivative financial instruments and from outstanding receivables. Credit risk is managed on a country-by-country basis.

The Group’s policy is to manage credit exposure from deposits, short-term investments and other financial instruments by maintaining diversified funding sources in various financial institutions. All the institutions that operate with the Group are well known because of their experience in the market and high credit quality. The Group places its cash and cash equivalents, investments, and other financial instruments with various high credit quality financial institutions, thus mitigating the amount of credit exposure to any one institution. The maximum exposure to credit risk is represented by the carrying amount of cash and cash equivalents and short-term investments in the statement of financial position.

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk and interest rate risk. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to each counterparty. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty’s obligations exceed the obligations that the Group has with that counterparty. The credit risk associated with derivative financial instruments is represented by the carrying value of the assets positions of these instruments.

The Group’s policy is to manage credit risks associated with trade and other receivables within defined trading limits. All Group’s significant counterparties have internal trading limits.

Trade receivables from investment and development property activities are primarily derived from leases and services from shopping malls, office and other rental properties; receivables from the sale of trading properties and investment properties (primarily undeveloped land and non-retail rental properties). The Group has a large customer base and is not dependent on any single customer.

The Group has specific policies to ensure that rental contracts are transacted with counterparties with appropriate credit quality. The majority of the Group’s shopping mall, office and other rental properties’ tenants are well-recognized retailers, diversified companies, professional organizations, and others. Owing to the long-term nature and diversity of its tenancy arrangements, the credit risk of this type of trade receivables is considered to be low. Generally, the Group has not experienced any significant losses resulting from the non-performance of any counterpart to the lease contracts. As a result, the allowance for doubtful accounts balance is low. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Group, as applicable. If customers are independently rated, these ratings are used. If there is no independent rating, risk control assesses the credit quality of the customer, taking into account its past experience, financial position, actual experience and other factors. Based on the Group’s analysis, the Group determines the amount of the deposit that is required from the tenant at inception of the lease. Management does not expect any losses from non-performance by these counterparties (Note 14).

(c)	Liquidity risk management

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources with adequate committed funding lines from high quality lenders.

The Group monitors its current and projected financial position using several key internally generated reports: cash flow; debt maturity; and interest rate exposure. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates and changes in property values on the key profitability, liquidity and balance sheet ratios.

The Group’s debt and derivative positions are continually reviewed to meet current and expected debt requirements. The Group maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using a variety of types of debt. The maturity profile is managed by spreading the repayment dates and extending facilities.

The tables below analyze the Group’s non-derivative financial liabilities and derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the tables are the contractual undiscounted cash flows and as a result, they do not reconcile to the amounts disclosed on the statement of financial position. However, undiscounted cash flows in respect of balances due within 12 months generally equal their carrying amounts in the statement of financial position, as the impact of discounting is not significant. The tables include both interest and principal flows.

Where the interest payable is not fixed, the amount disclosed has been determined by reference to the conditions existing at each reporting date.

At June 30, 2018	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	776,952	71,444	3,670	2,498	-	854,564
Borrowings (excluding finance lease liabilities)	1,138,838	1,387,782	5,374,580	1,235,747	11,381,419	20,518,366
Finance leases	6,945	6,498	1,803	-	-	15,246
Derivative financial instruments	264	-	-	-	46,447	46,711
Total	1,922,999	1,465,724	5,380,053	1,238,245	11,427,866	21,434,887

At June 30, 2017	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	480,612	5,940	4,570	1,497	1,489	494,108
Borrowings (excluding finance lease liabilities)	787,406	523,845	523,845	523,845	6,748,934	9,107,875
Finance leases	1,690	968	668	-	-	3,326
Derivative financial instruments	4,950	-	-	-	-	4,950
Total	1,274,658	530,753	529,083	525,342	6,750,423	9,610,259

(d)Capital risk management

The capital structure of the Group consists of shareholder’s equity and short-term to long-term net borrowings. The type and maturity of the Group’s borrowings are analyzed further in Note 18. The Group’s equity is analyzed into its components in the consolidated statement of changes in equity. Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders.

The Group seeks to manage its capital requirements to maximize value through the mix of debt and equity funding, while ensuring that Group entities continue to operate as going concerns, comply with applicable capital requirements and maintain strong credit ratings.

The Group assesses the adequacy of its capital requirements, cost of capital and gearing (i.e., debt/equity mix) as part of its broader strategic plan. The Group continuously reviews its capital structure to ensure that (i) sufficient funds and financing facilities are available to implement the Group’s property development and business acquisition strategies, (ii) adequate financing facilities for unforeseen contingencies are maintained, and (iii) distributions to shareholders are maintained within the Group’s dividend distribution policy. The Group also protects its equity in assets by contracting insurance.

The Group’s strategy is to maintain key financing metrics (namely, net debt to total equity ratio (gearing) and loan-to-value ratio (“LTV”) in order to ensure that asset level performance is translated into enhanced returns for shareholders while maintaining an appropriate risk reward balance to accommodate changing financial and operating market cycles.

The following table details a number of the Group’s key metrics in relation to managing its capital structure. The ratios are within the ranges previously established by the Group’s strategy.

	06.30.18	06.30.17
Gearing ratio (i)	29.21%	21.13%
Debt ratio (ii)	28.66%	16.94%

(i)	Calculated as total current and non-current borrowings divided by total current and non-current borrowings plus equity.
(ii)	Calculated as total current and non-current borrowings divided by total properties at fair value (including trading properties, property, plant and equipment, investment properties and units to be received under barter agreements).

5.1	Other non-financial risks

Property risk:

There are several risks affecting the Group’s property investments. The composition of the Group’s property portfolio including asset concentration and lot size may impact liquidity and relative property performance. The Group has a large multi-asset portfolio and monitors its concentration and the average size of its plots of land.

A change in trends and economic conditions causes shifts in customer demands for properties with impact on new lettings, renewal of existing leases and reduced rental growth. Also changes increase risk of tenant insolvencies. The Group conducts several actions to mitigate some of these risks whenever possible. The variety of asset types and geographical spread as well as a diversified tenant base, with monitoring of tenant concentration, helps mitigating these risks.

The development, administration and profitability of shopping malls are impacted by various factors including: the accessibility and the attractiveness of the area where the shopping mall is located, the intrinsic attractiveness of the shopping mall, the flow of people, the level of sales of each shopping mall rental unit, the increasing competition from internet sales, the amount of rent collected from each shopping mall rental unit and the fluctuations in their occupancy levels in the shopping malls. In the event that there is an increase in operational costs, caused by inflation or other factors, it could have a material adverse effect on the Group if its tenants are unable to pay their higher rent obligations due to the increase in expenses. The Argentine Civil and Commercial Code provides that tenants may rescind commercial lease agreements after the initial six months by means of reliable notification. If the resolutory option is used within the first year of the lease, the Tenant shall pay the Lessor, as compensation, the sum equivalent to one-and-a-half month’s rent, and one month’s rent if he makes use of the option after that period. Given that the rule does not provide for advance notice, Lease Agreements include a provision whereby the lessee should give at least sixty days advance notice of its intention to terminate the lease. The exercise of such rescission rights could materially and adversely affect the Group.

Risks associated with development of properties include the following: the potential abandonment of development opportunities; construction costs exceeding original estimates, possibly making a project uneconomical; occupancy rates and rents at newly completed projects may be insufficient to make the project profitable; the Group’s inability to obtain financing on favorable terms for the development of the project; construction and lease-up may not be completed on schedule, resulting in increased debt service expense and construction costs; the Group’s inability to obtain, or the delays in obtaining, all necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations; preconstruction buyers may default on their purchase contracts or units in new buildings may remain unsold upon completion of constructions; prices for residential units may be insufficient to cover development costs. The Group also takes several actions to monitor these risks and respond appropriately whenever it is under its control. The Group has in-house property market research capability and development teams that monitor development risks closely.

The Group generally adopts conservative assumptions on leasing and other variables and monitors the level of committed future capital expenditure on development programs relative to the level of undrawn facilities.